SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

GRAYMARK HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-50638	20-0180812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 N. Robinson, Suite 920 Oklahoma City, Oklahoma 73102		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (405) 601-5300

GRAYMARK PRODUCTIONS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into Material Definitive Agreement.

On December 31, 2007, we at Graymark Productions, Inc. filed the First Amendment of the Certificate of Incorporation (“Certificate Amendment”) with the Secretary of State of Oklahoma .  The Certificate Amendment changed our name to Graymark Healthcare, Inc. and increased the number of our authorized common stock shares to 500,000,000.  Subject to a number of conditions precedent, we entered in to the Exchange Agreement dated as of October 19, 2007 with SDC Holdings, LLC, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, Roger Ely, Apothecary Rx, LLC, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold, James A Cox, and John Frick.  As previously disclosed in our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007, pursuant to the terms of the Exchange Agreement, each of Roy T. Oliver (indirectly as an owner of SDOC Investors, LLC and Oliver RX Investors, LLC) and Stanton Nelson are entitled to receive 33,875,730 and 12,861,180 common stock shares, respectively.  Mr. Nelson serves as one of our Directors and Mr. Oliver is one of our greater than 10% shareholders, and are our affiliates.

The Certificate Amendment and the Exchange Agreement (dated October 19, 2007) included as Appendices A and B to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007 (the “Information Statement”) were approved by the holders of a majority of our outstanding common stock shares on December 31, 2007.  As a result of filing of the Certificate Amendment and shareholder approval of the Exchange Agreement and our conclusion that no events have occurred that have a “material adverse effect” (as defined in the Exchange Agreement) on SDC Holdings, LLC and ApothecaryRx, LLC, the Exchange Agreement became our binding obligation on January 2, 2008, and our acquisition of SDC Holdings, LLC and ApothecaryRx, LLC were closed on that date.

A summary of the material terms of the Exchange Agreement is included in the Information Statement and is incorporated by reference in this report.  Pursuant to the Exchange Agreement, we agreed to deliver 102,000,000 common stock shares to SDC Holdings, LLC, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, Roger Ely, Apothecary Rx, LLC, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold, James A Cox, and John Frick (or in some cases their designated assigns who are parties to the Registration Rights Agreement, as discussed below), the former equity interest owners of SDC Holdings, LLC and ApothecaryRx, LLC in exchange for their equity ownership interests in SDC Holdings, LLC and ApothecaryRx, LLC (the “Exchange”).  All representations and warranties under the Exchange Agreement did not survive the closing and all agreements to be preformed prior to the closing were performed by the respective parties, and no wavier of any provision of the Exchange Agreement was granted.

As part and condition of the closing of the Exchange Agreement, we entered into the Registration Rights Agreement substantially in the form attached as Exhibit B to the Exchange Agreement with Oliver Company Holdings, LLC, Lewis P. Zeidner, Stanton Nelson, Vahid Salalati, Greg Luster, William R. Oliver, Kevin Lewis, John B. Frick Revocable Trust, Roger Ely, James A. Cox, Michael Gold, Katrina J. Martin Revocable Trust.  Furthermore, we entered into Employment Agreements substantially in the form attached as Exhibits E-1, E-2 and E-3 of the Exchange Agreement with Lewis P. Zeidner, Vahid Salalati and Greg Luster.  The material terms of the Registration Rights Agreement and each of the Employment Agreements were summarized in the Information Statement and those summaries are incorporated by reference in this report. Moreover, we entered into the Note Conversion and Prepayment Agreement dated November 6, 2007 substantially in the form attached as Exhibit C to the Exchange Agreement.  The material terms of the Note Conversion and Prepayment Agreement were summarized in the Information Statement.

Registration Rights Agreement

Pursuant to the terms of the Registration Rights Agreement, we agreed to register under the Securities Act of 1933 the 102,000,000 common stock shares issued to the equity interest owners of SDC Holdings and ApothecaryRx and their assigns at our sole cost and expense.  We agreed to maintain the registration until the registered common stock shares may be sold without continued registration pursuant to the rules and regulations of the United States Securities and Exchange Commission.  The holders of the common stock shares issued pursuant to the Exchange have agreed to indemnify us and we have agreed to indemnify each of them for their or our material misstatements based upon information they provide to us or that we make.

Employment Agreements

The material terms of each Employment Agreement are summarized below.  Each Employment Agreement is for a three-year term commencing January 1, 2008.

Executive Officer Position.   In accordance with the terms of the employment agreements, the employment of each of Messrs. Zeidner, Salalati and Luster is full time requiring best efforts and due diligence, and may be terminated with or without cause.  Mr. Zeidner is to serve as President or Chief Executive Officer of ApothecaryRx and Mr. Salalati is to serve as Chief Executive Officer of SDC Holdings and Mr. Luster is to serve as Chief Operating Officer and General Counsel of SDC Holdings.  Except to a limited extent and as expressly permitted by ApothecaryRx or SDC Holdings, as may be applicable, or our Board of Directors, each of Messrs. Zeidner, Salalati and Luster is prohibited from serving as an officer or director of a publicly-held company, own an interest in a company that interferes with his full-time employment or that is engaged in a business activity similar to ApothecaryRx or SDC Holdings, as may be applicable.  Each of Messrs. Zeidner, Salalati and Luster is to serve on the management committee that is to be organized.

Compensation.  Each of Messrs. Zeidner, Salalati and Luster is to receive an annual base salary of $190,000, $100,000 and $100,000, respectively, as well as any bonus compensation as determined in the discretion of ApothecaryRx or SDC Holdings, as may be applicable.  Each will be entitled to participate in the employee benefit plans and programs maintained and provided to our executive officers and employees.  The executive officer will be entitled to reimbursement of reasonable and ordinary expenses incurred on behalf of ApothecaryRx or SDC Holdings, as may be applicable, based upon substantiated documentation of the expenditure.  The executive officer will be entitled to four weeks of fully pay calendar-year vacation.

Employer Termination.  Each agreement will be for a three-year term, subject to termination with or without cause.  ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster will have the right to terminate the employment agreement without cause (for any reason) on at least 30-day advance notice (“Without Cause Termination”).  In the event of Without Cause Termination, the executive officer will be entitled to one year of his base salary payable over 24 months and the continuance of all employee benefits for one year, unless he asserts any provision of his employment agreement is invalid or unenforceable.  Any Without Cause Termination will require as a condition that the executive officer be discharged and released from all personal guarantees of our debt or any of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster.

ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to each of Messrs. Salalati and Luster may terminate his employment agreement in the event of the following:

•      He engages in gross personal misconduct which materially injures us, or any fraud or deceit regarding our business or customers or suppliers;

•      He enters a plea of nolo contendere to or is convicted of a felony;

•      He willfully and repeatedly fails to perform his duties after receiving notice and being provided an opportunity to correct such actions or

•      He breaches any material term or provision of his employment agreement (“For Cause Termination”).

Prior to any For Cause Termination, a written determination specifying the reasons for termination must be delivered and received and the executive officer will thereafter have 30 days to request a meeting to be heard and contest the reasons for termination.  In the event any For Cause Termination of the executive officer all personal guarantees our debt or any of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster will continue.

Executive Officer Termination.  Each of Messrs. Zeidner, Salalati and Luster will have the right to terminate his Employment Agreement, either with or without cause.  A without cause termination requires the providing of 30 day advance notice to ApothecaryRx in the case of Mr. Zeidner or SDC Holdings in the case of either of Messrs. Salalati and Luster.  In the event of a without cause termination, all future obligations under the Employment Agreement will terminate and all personal guarantees of our debt or any of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster will continue.

The executive officer will have the right to terminate his Employment Agreement for cause in the event ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to each of Messrs. Salalati and Luster fails to pay his base compensation or provide employee benefits in accordance with his Employment Agreement after providing 30-days advance notice (“Employer Breach”).  In the event of termination as a result of Employer Breach, the executive officer will be entitled to receive as termination compensation equal to one year of his base compensation payable within 30 days following the termination date and continuance of all employee benefits for one year.

Disability; Death.  In the event a physical or mental condition prevents performance of the executive officer (i.e., disability), in the reasonable judgment of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to each of Messrs. Salalati and Luster, from performing his duties for a period of three consecutive months, the employment of the executive officer may be terminated for cause.  In this case, all compensation and benefits payable under his Employment Agreement will continue for six months, reduced by any disability plan benefits.

Upon the death of the executive officer, his Employment Agreement will terminate; however, the estate of the executive officer will be entitled to receive six months of the base salary of the deceased executive officer and employee benefits provided under the Employment Agreement.

In the event of termination of the executive officer’s Employment Agreement as a result of his disability or death and the executive officer was not otherwise in default under the terms of his Employment Agreement, we and ApothecaryRx in the case of Mr. Zeidner and SDC Holdings in the case of either of Messrs. Salalati and Luster will be required to cause the executive officer or his estate to be discharged and released from all personal guarantees of our debt or that of ApothecaryRx or SDC Holdings, as may be applicable, except with respect to Mr. Zeidner the personal guarantee will continue to the extent of his common stock shares.

Confidentiality.  The executive officer will be required to maintain the confidentiality of the information that constitutes trade secrets or is of a business or confidential nature, regardless of the source of the confidential information or how it was obtained. This confidentiality is to be maintained during employment and the two years following termination of the Employment Agreement.

Non-competition and Non-solicitation Covenants.  During the 24 months following employment termination, the executive officer agreed as follows:

•      Not to acquire, attempt to acquire, solicit, perform services (directly or indirectly) in any capacity for, or aid another in the acquisition or attempted acquisition of an interest in any business that

•      in the case of Mr. Zeidner and ApothecaryRx is involved in the acquisition of retail pharmacies or that is involved in the retail sale of pharmaceutical drugs, in any city in the United States in which ApothecaryRx owns a pharmacy or that is within 40 miles of a pharmacy owned by ApothecaryRx or

•      in the case of either of Messrs. Salalati and Luster and SDC Holdings is involved in the acquisition or operation of sleep centers (diagnostic, treatment or equipment), in any city of a state in the United States where SDC Holdings owns any interest in a sleep center or that is within 40 miles of a sleep center location owned by SDC Holdings; or

•      Not to solicit, induce, entice or attempt to entice (directly or indirectly) any employee, officer or director (except the executive officer’s personal secretary, if any), contractor, customer, vendor or subcontractor of ApothecaryRx or SDC Holdings, as may be applicable, or ours to terminate or breach any relationship with ApothecaryRx or SDC Holdings or us or any of our affiliates, or

•      Not to solicit, induce, entice or attempt to entice any customer, vendor or subcontractor of ApothecaryRx or SDC Holdings or ours to cease doing business with ApothecaryRx or SDC Holdings, as may be applicable, or us or any of our affiliates.

Arbitration.  Any dispute or controversy arising out or relating to the executive officer’s employment or employment termination that cannot be resolved by agreement will be submitted to binding arbitration before a single arbitrator in accordance with the Rules for Commercial Cases of the American Arbitration Association and in accordance with the Federal Arbitration Act.  The arbitrator’s judgment will be final and binding, subject solely to challenge on the grounds of fraud or gross misconduct. The arbitrator will be limited to awarding compensatory damages.  The arbitration proceedings will be the sole and exclusive remedies and procedures for the resolution of disputes and controversies; however, a preliminary injunction or other provisional judicial relief may be sought if deemed reasonably necessary to avoid irreparable damage or to preserve the status quo pending arbitration.

Note Conversion and Prepayment Agreement

In August and October 2005, SXJE, LLC lent us $750,000 as now evidenced by two promissory notes that become due in January 2008.  Pursuant to those notes, SXJE had the right to convert the $1,500,000 aggregate outstanding principal and accrued interest into our common stock shares upon completion of the Exchange.  In November 2007, we and SXJE, LLC executed the Note Conversion and Prepayment Agreement.  Pursuant to this Agreement, SXJE, LLC agreed to accept a principal payment of one of the $750,000 notes (plus accrued interest) and convert the other $750,000 into 3,750,000 shares of our common stock.  The note payment is required within 10 days following the date that the Exchange is completed and funds from a private placement offering are released from escrow.  Until those two contingencies occur, this Agreement is not binding on us or SXJE, LLC.  On the date that the note payment is made by us, the other promissory note will automatically convert into our common stock shares.

Item 2.01       Completion of Acquisition or Disposition of Assets.

On January 2, 2008, we closed our acquisition of SDC Holdings, LLC and ApothecaryRx, LLC pursuant to the Exchange Agreement (see Item 1.01  Entry into a Material Definitive Agreement, above).  Pursuant to the Exchange, we exchanged 102,000,000 shares of our common stock for the ownership of SDC Holdings, LLC and ApothecaryRx, LLC owned and held by SDC Holdings, LLC, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, Roger Ely, Apothecary Rx, LLC, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold, James A Cox, and John Frick (or in some cases their designated assigns who are parties to the Registration Rights Agreement).  Each of SDC Holdings, LLC and ApothecaryRx, LLC became one of our wholly-owned subsidiaries.  A description of the business activities and properties, financial condition and historical operating results (as of June 30, 2007 and for the six months then ended and as of December 31, 2006 and the year or period then ended) and management of SDC Holdings, LLC and ApothecaryRx, LLC are contained in the Information Statement and are incorporated in this report.

As previously disclosed in our Information Statement, pursuant to the terms of the Exchange Agreement, each of Roy T. Oliver (indirectly as an owner of SDOC Investors, LLC and Oliver RX Investors, LLC) and Stanton Nelson

are entitled to receive 33,875,730 and 12,861,180 common stock shares, respectively.  Mr. Nelson serves as one of our Directors and Mr. Oliver is one of our greater than 10% shareholders, and both were and continue to be our affiliates.

Item 3.02       Unregistered Sales of Equity Securities.

Pursuant to the Exchange Agreement and the related closing, we agreed to issue 102,000,000 shares of our common stock to Oliver Company Holdings, LLC, Lewis P. Zeidner, Stanton Nelson, Vahid Salalati, Greg Luster, William R. Oliver, Kevin Lewis, John B. Frick Revocable Trust, Roger Ely, James A. Cox, Michael Gold, Katrina J. Martin Revocable Trust, the former equity interest owners or in some cases the designee of the former equity interest owners of SDC Holdings, LLC and ApothecaryRx, LLC.  These common stock shares were offered and sold in accordance with Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) without registration under the Securities Act.  In conjunction with the sale of these common stock shares, no sales commissions or other remuneration was paid.

Item 3.03       Material Modification of Rights of Security Holders.

On December 31, 2007, we filed the First Amendment of the Certificate of Incorporation (“Certificate Amendment”) that changed our name to Graymark Healthcare, Inc. and increased the number of our authorized common stock shares, $0.0001 par value, from 90,000,000 to 500,000,000.  Filing of the Certificate Amendment was a condition precedent to the closing of the Exchange under the terms of the Exchange Agreement and increased the number of authorized common stock shares to allow the issuance of 102,000,000 common stock shares to the former equity interest owners of SDC Holdings, LLC and ApothecaryRx, LLC.  After giving effect to the Exchange and the issuance of the 102,000,000 common stock shares, we will have 385,297,999 shares that may be issued at the discretion of our Board of Directors without further approval by our shareholders.

Item 5.01       Changes in Control of Registrant.

As a result of the closing of the Exchange on January 2, 2008 and in accordance with the Exchange Agreement, four of our six directors ceased to be members of our Board of Directors and three new directors were appointed to our Board of Directors.  Furthermore, following completion of the Exchange, the former equity interest owners of SDC Holdings, LLC and ApothecaryRx, LLC (or in some cases their assigns) are the beneficial owners of a majority of our outstanding common stock shares and have voting control.

The following table presents certain information as to the beneficial ownership of our common stock as of January 2, 2008 (after giving effect to completion of the Exchange) and the beneficial ownership of the common stock of

•      each person who is known to us to be the beneficial owner of more than 5% thereof,

•      each of our directors and executive officers, and

•      all of our executive officers and directors as a group, together with their percentage holdings of the beneficially owned shares.

All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst our executive officers, directors and 5% and greater shareholders, except as otherwise indicated by footnote.  For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owns includes shares of our common stock that the named person has the right to acquire within the 60 days following January 2, 2008 pursuant to exercise of stock options and other types of purchase rights and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.

	Common Stock Beneficial Ownership
Name (and Address) of Beneficial Owner	Shares Owned of Record(1)	Rights to Acquire Shares(1)	Total Shares	Percent of Shares(2)
Our Officers and Directors:
John Simonelli(3) 101 North Robinson, Suite 920 Oklahoma City, Oklahoma 73102	1,000,000	40,000	1,040,000	0.9%
Stanton Nelson(4)(11) 101 North Robinson, Suite 900 Oklahoma City, Oklahoma 73102	12,861,180	40,000	12,901,180	11.2%
Mark R. Kidd(5)	50,000	40,000	90,000	0.1%
Joseph Harroz, Jr.(6)	—	—	—	0.0%
Rick D. Simpson(6)	—	—	—	0.0%
S. Edward Dakil, M.D.(6)	—	—	—	0.0%
Our Executive Officers and Directors after the Exchange as a group (six individuals)(7)	13,911,180	120,000	14,031,180	12.2%
Other Beneficial Owners –
Roy T. Oliver(8)(9) 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	34,875,730	—	34,875,730	30.4%
Oliver Company Holdings, LLC(8) 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	34,875,730	—	34,875,730	30.4%
RTO Capital Holdings, Ltd.(8) 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	34,875,730	—	34,875,730	30.4%
RTO Management, L.L.C.(8) 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	34,875,730	—	34,875,730	30.4%
Lewis P. Zeidner 5500 Wayzata Boulevard, Suite 210 Golden Valley, Minnesota 55416	17,340,000	—	17,340,000	15.1%
Vahid Salalati 305 North Bryant Edmond, Oklahoma 73034	9,690,000	—	9,690,000	8.4%
Greg Luster 305 North Bryant Edmond, Oklahoma 73034	9,690,000	—	9,690,000	8.4%
William Ransome Oliver(9) 305 North Bryant Edmond, Oklahoma 73034	8,213,040	—	8,213,040	7.1%
SXJE, LLC and Sam Eyde(10) 2400 Byron Circle Lansing, Michigan 48912	5,323,576	1,700,000	6,823,576	5.9%

(1)           Shares not outstanding but deemed beneficially owned by virtue of the right of a person or members of a group to acquire them within 60 days are treated as outstanding for determining the amount and percentage of common stock owned by the named person.  To our knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.

(2)           Rounded to the nearest one-tenth of one percent, based upon 114,702,001 shares of common stock outstanding.

(3)           Mr. Simonelli is Chairman of our Board of Directors and our Chief Executive Officer.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(4)           Mr. Nelson is one of our directors and serves as Vice President of R. T. Oliver Investment Company, a company controlled by Roy T. Oliver.  Mr. Nelson does not have any beneficial ownership in the common stock shares beneficially owned by Mr. Oliver.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.  It is anticipated that at the next meeting of our Board of Directors Mr. Nelson will become our Chief Executive Officer.

(5)           Mr. Kidd is our Chief Financial Officer and Secretary.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(6)           The named individual became one of our directors on January 2, 2008.

(7)           The number of shares and the percent includes 120,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(8)           Roy T. Oliver is the manager of Oliver Company Holdings, LLC, which is owned by RTO Capital Holdings, Ltd., a Texas limited partnership, and RTO Management, L.L.C. (which is the general partner).  RTO Capital Holdings, Ltd. is owned by the Roy T. Oliver Revocable Trust (of which Mr. Oliver is the grantor and current income beneficiary) and the Rebecca L. Oliver Revocable Trust (of which Rebecca L. Oliver, the wife of Mr. Oliver, is the grantor and income beneficiary).  Following the Exchange, Oliver Company Holdings, LLC will own of record 33,875,730 common stock shares.  The common stock shares owned by Mr. Oliver and Oliver Company Holdings, LLC are deemed beneficially owned by each of them and RTO Capital Holdings, Ltd. and RTO Management, L.L.C.

(9)           William Ransome Oliver is the adult son of Roy T. Oliver.

(10)         The number of shares and the percentages include 3,750,000common stock shares issued to SXJE, LLC in accordance with the Note Conversion and Prepayment Agreement (see Item 1.01 Entry into a Material Definitive Agreement), 1,500,000 common stock shares purchasable pursuant to warrants and 200,000 common stock shares purchasable pursuant to redeemable warrants exercisable.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

In accordance with the provisions of the Exchange Agreement, effective January 2, 2008 (the closing date of the Exchange), Joseph Harroz, Jr., Rick D. Simpson and S. Edward Dakil, M.D. became “independent” members of our Board of Directors and Harry G. “Gray” Frederickson, Jr., Fred Roos, George “Fritz” Kiersch and Lewis B. Moon resigned as our directors and Mr. Frederickson resigned as our President.  Furthermore, Stanton Nelson and John Simonelli, two of our current board members, continue to serve and Mr. Simonelli continues to serve as our Chairman.  Three members of our Board of Directors will represent voting control of our Board.

The approval of the Exchange Agreement by the holders of a majority of our outstanding common stock shares effectively elected Messrs. Harroz, Simpson and Dakil to our Board of Directors on Janaury 2, 2008, the date of closing of the Exchange.  The following is a brief description of the business background of Messrs. Harroz, Simpson and Dakil:

Joseph Harroz, Jr., age 40, has served as Vice President and General Counsel of the Board of Regents, University of Oklahoma since 1996 and has been an Adjunct Professor, University of Oklahoma Law School since 1997 and has served as the Managing Member of Harroz Investments, LLC (commercial enterprise) since 1998.  He also is a member and Chairman of the Board of Trustees of Ivy Funds and a Trustee of Waddell and Reed Advisors Fund, both sponsors and managers of publicly-held mutual funds, a Consultant for MTV Associates (beginning in 2004) and serves as a Director of Valliance Bank NA (beginning in 2004), LSQ Manager, Inc.(beginning in 2007), Mewbourne Family Support (beginning in 2000) and Norman Economic Develop (beginning in 2004) and Advisors Fund Complex.

Rick D. Simpson, age 47, founded CFO-Partner, a privately-held chief financial officer consulting firm, and since has served as its Managing Partner.  He currently serves as a Director of Kirkpatrick Bank (since 2005), a privately-held banking institution, and VersaTeq, a privately-held provider of banking forms (since 1996).  He has been a member of the American Institute of Certified Public Accountants and Oklahoma Society of Certified Public Accountants since February 1987 and received a Bachelor of Science in Accounting from East Central Oklahoma State University in 1981.

S. Edward Dakil, M.D., age 51, is a practicing physician and in 1987 began his employment with Norman Urology Associates, P.C.  Commencing in 1990 he began serving as a clinical instructor for the Department of Urology of the University of Oklahoma Health Science Center and in 1998 became a member of the Board of Directors of the Oklahoma Lithotripsy Center.  Dr. Dakil was graduated from the University of Oklahoma, first with a Bachelor of Science (Chemistry) in 1987 and a Doctorate of Medicine in 1982 and is a member of medical associations, including American Urologic Association and American Association of Clinical Urologists.

Furthermore, as discussed above, we entered into an Employment Agreement with each of Lewis P. Zeidner, Vahid Salalati and Greg Luster on January 2, 2008.  For a summary of the material terms of each Employment Agreement, see Item 1.01 Entry into a Material Definitive Agreement, above.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2007, we filed the First Amendment of the Certificate of Incorporation (“Certificate Amendment”) that changed our name to Graymark Healthcare, Inc. and increased the number of our authorized common stock shares, $0.0001 par value, from 90,000,000 to 500,000,000.  Filing of the Certificate Amendment was a condition precedent to the closing of the Exchange under the terms of the Exchange Agreement and increased the number of authorized common stock shares to allow the issuance of 102,000,000 common stock shares to the former equity interest owners of SDC Holdings, LLC and ApothecaryRx, LLC.  The Certificate Amendment was approved by the holders of a majority of our outstanding common stock shares.  The proposed amendment of the our Certificate of Incorporation disclosed and the Certificate Amendment was attached as Appendix A to the Information Statement.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The audited financial statements of Otter Creek Investments, Inc., the predecessor of SDC Holdings, LLC, for the years ended December 31, 2006 and 2005 were included in our Information Statement and the audited financial statements of ApothecaryRx, LLC for the period July 3, 2006, its inception, through December 31, 2006 that were included in our Information Statement will be incorporated by reference by amendment of this report on or before March 17, 2008.  The unaudited condensed balance sheets of SDC Holdings, LLC and ApothecaryRx, LLC as of September 30, 2007 and the unaudited condensed statements of operations, members’ equity, and cash flows for the nine months ended September 30, 2007 and 2006 will be provided by amendment of this report on or before March 17, 2008.

(b)  Pro Forma Financial Information.

The unaudited pro forma financial statements giving effect to our acquisition of SDC Holdings, LLC and ApothecaryRx, LLC will be provided by amendment of this report on or before March 17, 2008.

(d) Exhibits.

2.1

Exchange Agreement among Registrant, SDC Holdings, LLC, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, Roger Ely, Apothecary Rx, LLC, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold, James A Cox, and John Frick, dated October 19, 2007 is incorporated by reference to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007.

2.2

Note Conversion and Prepayment Agreement between SXJE, LLC dated October 5, 2007 is incorporated by reference to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007.

3.1

First Amendment to the Certificate of Incorporation of Registrant, dated December 27, 2007 and filed with the Secretary of State of the State of Oklahoma on December 31, 2007 is incorporated by reference to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007.

10.1

Employment Agreement between Registrant, ApothecaryRx, LLC and Lewis P. Zeidner, dated January 2, 2008, is incorporated by reference to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007.

10.2

Employment Agreement between Registrant, SDC Holdings, LLC and Vahid Salalati, dated January 2, 2008, is incorporated by reference to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007.

10.3

Employment Agreement between Registrant, SDC Holdings, LLC and Greg Luster, dated January 2, 2008, is incorporated by reference to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007.

10.4

Registration Rights Agreement between Registrant, Oliver Company Holdings, LLC, Lewis P. Zeidner, Stanton Nelson, Vahid Salalati, Greg Luster, William R. Oliver, Kevin Lewis, John B.

Frick Revocable Trust, Roger Ely, James A. Cox, Michael Gold, Katrina J. Martin Revocable Trust, dated January 2, 2008, is incorporated by reference to our Schedule 14 Information Statement filed with the U.S. Securities and Exchange Commission on December 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC.

(Registrant)

By:	/S/JOHN SIMONELLI

John Simonelli, Chief Executive Officer
Date: January 7, 2008